                                                                    EXHIBIT 10.5

                                                                  EXECUTION COPY

THIS WARRANT AND THE SHARES OF CAPITAL STOCK ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM

No. W-1 Right to Purchase up to 3,000,000 Shares of Voting Common Stock of World Energy Solutions, Inc.

                          WORLD ENERGY SOLUTIONS, INC.

                      VOTING COMMON STOCK PURCHASE WARRANT

     WORLD ENERGY SOLUTIONS, INC., a Delaware corporation (the "Company"), hereby certifies that, for value received MASSACHUSETTS CAPITAL RESOURCE COMPANY, or assigns, is entitled, subject to the terms set forth below, to purchase from the Company, at a purchase price per share of forty cents ($0.40) (such purchase price per share as adjusted from time to time as herein provided is referred to herein as the "Purchase Price"), at any time or from time to time before 5:00 P.M., Boston time, on June 30, 2013, or such later time as may be specified in Section 19 hereof, (A) 600,000 fully paid and nonassessable shares of Voting Common Stock of the Company, plus (B) an additional 2,400,000 fully paid and nonassessable shares of Voting Common Stock of the Company in the event that the Company shall not, on or before December 31, 2006, consummate one or more underwritten public offering of its Common Stock with aggregate gross proceeds to the Company of at least $5,000,000 and shall not list such Common Stock on a recognized national or regional stock exchange (which shall include without limitation for all purposes of this Agreement any of the Alternative Investment Market (AIM) in London, the Canadian CNQ stock exchange or the Toronto TSX Venture stock exchange. The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.

     This Warrant is one of the Common Stock Purchase Warrants (the "Warrants") evidencing the right to purchase shares of Voting Common Stock of the Company, issued pursuant to a certain Note and Warrant Purchase Agreement (the "Agreement"), dated as of November 7, 2005, between the Company and Massachusetts Capital Resource Company, a copy of which is on file at the principal office of the Company and the holder of this Warrant shall be entitled to all of the benefits of the Agreement, as provided therein.

     As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

               (a) The term "Company" shall include World Energy Solutions, Inc. and any corporation which shall succeed or assume the obligations of the Company hereunder.

               (b) The term "Common Stock" includes the Company's Voting Common Stock, $0.0001 par value per share, as authorized on the date of the Agreement and any other securities into which or for which any of such Common Stock may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

               (c) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, on the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to section 5 or otherwise.

     1. EXERCISE OF WARRANT.

          1.1. FULL EXERCISE. This Warrant may be exercised in full by the holder hereof by surrender of this Warrant, with the form of subscription at the end hereof duly executed by such holder, to the Company at its principal office, accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Purchase Price then in effect.

          1.2. PARTIAL EXERCISE. This Warrant may be exercised in part by surrender of this Warrant in the manner and at the place provided in subsection
1.1 except that the amount payable by the holder on such partial exercise shall be the amount obtained by multiplying (a) the number of shares of Common Stock designated by the holder in the subscription at the end hereof by (b) the Purchase Price then in effect. On any such partial exercise the Company at its expense will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant or Warrants of like tenor, in the name of the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock for which such Warrant or Warrants may still be exercised.

          1.3. PAYMENT BY NOTES SURRENDER. Notwithstanding the payment provisions of subsections 1.1 and 1.2, all or part of the payment due upon exercise of this Warrant in full or in part may be made by the surrender by such holder to the Company of any of the Company's Notes issued pursuant to the Agreement and such Notes so surrendered shall be credited against such payment in an amount equal to the principal amount thereof plus premium (if any) and accrued interest to the date of surrender.

          1.4. NET ISSUE ELECTION. The holder hereof may elect to receive, without the payment by such holder of any additional consideration, shares equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the form of subscription at the end hereof duly executed by such holder, at the office of the Company. Thereupon, the Company shall issue to such holder such number of fully paid and nonassessable shares of Common Stock as is computed using the following formula:

                                    X=Y(A-B)
                                      ------
                                         A

where X = the number of shares to be issued to such holder pursuant to this subsection 1.4.

     Y = the number of shares covered by this Warrant in respect of which the net issue election is made pursuant to this subsection 1.4.

     A = the fair market value of one share of Common Stock, as determined in good faith by the Board of Directors of the Company, as at the time the net issue election is made pursuant to this subsection 1.4.

     B = the Purchase Price in effect under this Warrant at the time the net issue election is made pursuant to this subsection 1.4.

The Board of Directors of the Company shall promptly respond in writing to an inquiry by the holder hereof as to the fair market value of one share of Common Stock.

          1.5. COMPANY ACKNOWLEDGMENT. The Company will, at the time of the exercise of the Warrant, upon the request of the holder hereof acknowledge in writing its continuing obligation to afford to such holder any rights to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder any such rights.

          1.6. TRUSTEE FOR WARRANT HOLDERS. In the event that a bank or trust company shall have been appointed as trustee for the holders of the Warrants pursuant to subsection 4.2, such bank or trust company shall have all the powers and duties of a warrant agent appointed pursuant to section 12 and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this section 1.

     2. DELIVERY OF STOCK CERTIFICATES, ETC., ON EXERCISE. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 10 days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof, or, subject to Section 14 below, as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock (or Other Securities) to which such holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then current market value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise pursuant to section 1 or otherwise.

     3. ADJUSTMENT FOR DIVIDENDS IN OTHER STOCK, PROPERTY, ETC.;
RECLASSIFICATION, ETC. In case at any time or from time to time, the holders of Common Stock (or Other Securities) shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive, without payment therefor,

               (a) other or additional stock or other securities or property (other than cash) by way of dividend, or

               (b) any cash (excluding cash dividends payable solely out of earnings or earned surplus of the Company), or

               (c) other or additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement, other than additional shares of Common Stock (or Other Securities) issued as a stock dividend or in a stock-split (adjustments in respect of which are provided for in subsection 5.4), then and in each such case the holder of this Warrant, on the exercise hereof as provided in section 1, shall be entitled to receive the amount of stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this section 3) which such holder would hold on the date of such exercise if on the date hereof he had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and all such other or additional stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this section 3) receivable by him as aforesaid during such period, giving effect to all adjustments called for during such period by sections 4 and 5.

     4. ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION, MERGER, ETC.

          4.1. REORGANIZATIONS, MERGERS, ETC. In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, the holder of this Warrant, on the exercise hereof as provided in section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in sections 3 and 5.

          4.2. DISSOLUTION. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the holders of the Warrants after the effective date of such dissolution pursuant to this section 4 to a bank or trust company having its principal office in Boston, Massachusetts, as trustee for the holder or holders of the Warrants.

          4.3. CONTINUATION OF TERMS. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this section 4, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in section 6.

     5. ADJUSTMENT FOR ISSUE OR SALE OF COMMON STOCK AT LESS THAN THE PURCHASE PRICE IN EFFECT.

          5.1. GENERAL. If the Company shall at any time or from time to time, issue any additional shares of Common Stock (other than shares of Common Stock excepted from the provisions of this section 5 by subsection 5.4 or 5.5) without consideration or for a net consideration per share less than the Purchase Price in effect immediately prior to such issuance, then, and in each such case: (a) the Purchase Price shall be lowered to an amount determined by multiplying such Purchase Price then in effect by a fraction:

                    (1) the numerator of which shall be (a) the number of shares of Common Stock outstanding (on a fully-diluted, as converted basis, but including only Common Stock (both voting and non-voting), the number of shares of Common Stock into which all outstanding preferred stock of the Company is convertible and all shares issuable pursuant to outstanding options and warrants of the Company which have a conversion price or exercise price equal to or greater than the then Purchase Price) immediately prior to the issuance of such additional shares of Common Stock, plus (b) the number of shares of Common Stock which the net aggregate consideration, if any, received by the Company for the total number of such additional shares of Common Stock so issued would purchase at the Purchase Price in effect immediately prior to such issuance, and

                    (2) the denominator of which shall be (a) the number of shares of Common stock outstanding (on a fully-diluted, as converted basis, but including only Common Stock (both voting and non-voting), the number of shares of Common Stock into which all outstanding preferred stock of the Company is convertible and all shares issuable pursuant to outstanding options and warrants of the Company which have a conversion price or exercise price equal to or greater than the then Purchase Price) immediately prior to the issuance of such additional shares of Common Stock plus (b) the number of such additional shares of Common Stock so issued;

and (b) the holder of this Warrant shall thereafter, on the exercise hereof as provided in section 1, be entitled to receive the number of shares of Common stock determined by multiplying the number of shares of Common Stock which would otherwise (but for the provisions of this subsection 5.1) be issuable on such exercise by the fraction of which (i) the numerator is the Purchase Price which would otherwise (but for the provisions of this subsection 5.1) be in effect, and (ii) the denominator is the Purchase Price in effect on the date of such exercise.

          5.2. DEFINITIONS, ETC. For purposes of this section 5 and of section
7:

               The issuance of any warrants, options or other subscription or purchase rights with respect to shares of Common Stock and the issuance of any securities convertible into or exchangeable for shares of Common Stock (or the issuance of any warrants, options or any rights with respect to such convertible or exchangeable securities) shall be deemed an issuance at such time of such Common Stock if the Net Consideration Per Share which may be received by the Company for such Common Stock (as hereinafter determined) shall be less than the Purchase Price at the time of such issuance and, except as hereinafter provided, an adjustment in the Purchase Price and the number of shares of Common Stock issuable upon exercise of this Warrant shall be made upon each such issuance in the manner provided in subsection 5.1. Any obligation, agreement or undertaking to issue warrants, options, or other subscription or purchase rights at any time in the future shall be deemed to be an issuance at the time such obligation, agreement or undertaking is made or arises. No adjustment of the Purchase Price and the number of shares of Common Stock issuable upon exercise of this Warrant shall be made under subsection 5.1 upon the issuance of any shares of Common Stock which are issued pursuant to the exercise of any warrants, options or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any convertible securities if any adjustment shall previously have been made upon the issuance of any such warrants, options or other rights or upon the issuance of any convertible securities (or upon the issuance of any warrants, options or any rights therefor) as above provided. Any adjustment of the Purchase Price and the number of shares of Common Stock issuable upon exercise of this Warrant with respect to this subsection 5.2 which relates to warrants, options or other subscription or purchase rights with respect to shares of Common Stock shall be disregarded if, as, and when all of such warrants, options or other subscription or purchase rights expire or are cancelled without being exercised, so that the Purchase Price effective immediately upon such cancellation or expiration shall be equal to the Purchase Price in effect at the time of the issuance of the expired or cancelled warrants, options or other subscriptions or purchase rights, with such additional adjustments as would have been made to that Purchase Price had the expired or cancelled warrants, options or other subscriptions or purchase rights not been issued. For purposes of this subsection 5.2, the "Net Consideration Per Share" which may be received by the Company shall be determined as follows:

               (A) The "Net Consideration Per Share" shall mean the amount equal to the total amount of consideration, if any, received by the Company for the issuance of such warrants, options, subscriptions, or other purchase rights or convertible or exchangeable securities, plus the minimum amount of consideration, if any, payable to the Company upon exercise or conversion thereof, divided by the aggregate number of shares of Common Stock that would be issued if all such warrants, options, subscriptions, or other purchase rights or convertible or exchangeable securities were exercised, exchanged or converted.

               (B) The "Net Consideration Per Share" which may be received by the Company shall be determined in each instance as of the date of issuance of warrants, options, subscriptions or other purchase rights, or convertible or exchangeable securities without giving effect to any possible future price adjustments or rate adjustments which may be applicable with respect to such warrants, options, subscriptions or other purchase rights or convertible securities.

          For purposes of this section 5, if a part or all of the consideration received by the Company in connection with the issuance of shares of the Common Stock or the issuance of any of the securities described in this section 5, consists of property other than cash, such consideration shall be deemed to have the same value as shall be determined in good faith by the Board of Directors of the Company.

     This subsection 5.2 shall not apply under any of the circumstances described in subsection 5.4.

          5.3. DILUTION IN CASE OF OTHER SECURITIES. In case any Other Securities shall be issued or sold, or shall become subject to issue upon the conversion or exchange of any stock (or Other Securities) of the Company (or any other issuer of Other Securities or any other person referred to in section 4) or to subscription, purchase or other acquisition pursuant to any rights or options granted by the Company (or such other issuer or person), for a consideration per share such as to dilute the purchase rights evidenced by this Warrant, the computations, adjustments and readjustments provided for this section 5 with respect to the Purchase Price and the number of shares of Common Stock issuable upon exercise of this Warrant shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other Securities from time to time receivable on the exercise of the Warrants, so as to protect the holders of the Warrants against the effect of such dilution.

          5.4. EXTRAORDINARY EVENTS. In the event that the Company shall (i) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock, or (iii) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this subsection 5.4. The holder of this Warrant shall thereafter, on the exercise hereof as provided in section 1, be entitled to receive that number of shares of Common Stock determined by multiplying the number of shares of Common Stock which would otherwise (but for the provisions of this subsection 5.4) be issuable on such exercise by a fraction of which (i) the numerator is the Purchase Price which would otherwise (but for the provisions of this subsection 5.4) be in effect, and (ii) the denominator is the Purchase Price in effect on the date of such exercise.

          5.5. EXCEPTIONS. The following issuances shall be exempt from this
Section 5:

          (a) shares of capital stock of the Company issued by reason of a dividend, stock split, split-up or other distribution on shares of capital stock of the Company; and

          (b) up to an aggregate of 15,000,000 shares of common stock (voting and/or non-voting) of the Company or options or warrants therefore issued to employees or directors of, or consultants or advisors to, the Company or any of its subsidiaries pursuant to a plan, agreement or arrangement approved by the Board of Directors of the Company; less the 6,792,135 shares which has been issued upon exercise of options granted under that Plan.

     6. NO DILUTION OR IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Warrants against impairment.

     7. ACCOUNTANTS' CERTIFICATE AS TO ADJUSTMENTS. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of the Warrants, the Company will compute such adjustment or readjustment in accordance with the terms of the Warrants and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and
(c) the Purchase Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such issue or sale and as adjusted and readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to each holder of a Warrant, and will, on the written request at any time of any holder of a Warrant, furnish to such holder a like certificate setting forth the Purchase Price at the time in effect and showing how it was calculated.

     8. NOTICES OF RECORD DATE, ETC. In the event of

               (a) any taking by the Company of a record of the holders of any class or securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

               (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or

               (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, or

               (d) any proposed issue or grant by the Company of any shares of stock of any class or any other securities, or any right or option to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities (other than the issue of Common Stock on the exercise of the Warrants), then and in each such event the Company will mail or cause to be mailed to each holder of a Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least 10 business days prior to the date specified in such notice on which any such action is to be taken.

     9. RESERVATION OF STOCK, ETC., ISSUABLE ON EXERCISE OF WARRANTS. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrants, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrants.

     10. EXCHANGE OF WARRANTS. On surrender for exchange of any Warrant, properly endorsed, to the Company, the Company at its expense will issue and deliver to or on the order of the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder or, subject to Section 14 below, as such holder (on payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

     11. REPLACEMENT OF WARRANTS. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     12. WARRANT AGENT. The Company may, by written notice to each holder of a Warrant, appoint an agent having an office in either Boston, Massachusetts or New York, New York for the purpose of issuing Common Stock (or Other Securities) on the exercise of the Warrants pursuant to section 1, exchanging Warrants pursuant to section 10, and replacing Warrants pursuant to section 11, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

     13. REMEDIES. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

     14. NEGOTIABILITY, ETC.

               (a) This Warrant and the shares issued upon exercise hereof shall not be sold or transferred unless either (i) they first shall have been registered under the Securities Act of 1933, as amended (the "Act"), or
     (ii) the Company first shall have been furnished with an opinion of legal counsel of the registered holder, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Act.

               (b) Notwithstanding the foregoing, no registration or opinion of counsel shall be required for (i) a transfer by a registered holder which is a corporation to a wholly owned subsidiary of such corporation or to a parent of such corporation, a transfer by a registered holder which is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner, or to its nominee or from such nominee to its beneficial owner, if the transferee agrees in writing to be subject to the terms of this Section 14, or (ii) a transfer made in accordance with Rule 144 under the Act.

               (c) Each certificate representing shares issued upon exercise of this Warrant shall bear a legend substantially in the following form:

          "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such securities are registered under such Act or an opinion of counsel satisfactory to the Company is obtained to the effect that such registration is not required."

The foregoing legend shall be removed from the certificates representing any such shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Act.

               (d) This Warrant is issued upon the following terms, to all of which each holder or owner hereof by the taking hereof consents and agrees that subject to the foregoing:

                         (i) title to this Warrant may be transferred by endorsement (by the holder hereof executing the form of assignment at the end hereof) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery;

                         (ii) any person in possession of this Warrant properly endorsed is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of each such bona fide purchaser, and each such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby; and

                         (iii) until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

     15. NOTICES, ETC. All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such holder or, until any such holder furnishes to the Company an address, then to, and at the address of, the last holder of this Warrant who has so furnished an address to the Company.

     16. LOCK-UP. If requested in writing by the underwriters for the initial underwritten public offering of securities of the Company, the registered holder of this Warrant shall agree to enter into the form of lock-up agreement provided by such underwriters to holders of capital stock of the Company providing that such registered holder shall not sell any shares of capital stock of capital stock of the Company without the consent of such underwriters for a period of not more than 180 days following the effective date of the registration statement relating to such offering; provided, however, that all persons entitled to registration rights with respect to shares of Common Stock, all other persons selling shares of Common Stock in such offering, all persons holding in excess of 5% of the capital stock of the Company on a fully diluted basis and all officers and directors of the Company shall also have agreed not to sell publicly their Common Stock under circumstances and terms no more favorable than those set forth in this Section 16.

     17. The registered holder represents and warrants to the Company as follows:

               (a) Investment. The registered holder is acquiring the Warrant and the shares of Common Stock issuable upon exercise hereof, for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same; and the registered holder has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof. The registered holder acknowledges that an investment in this Warrant and the securities acquirable pursuant to this Warrant is speculative and involves a high degree of risk and that a purchase of such securities should only be made by persons who can afford the entire loss of their investment. The registered holder is an "accredited investor" as defined in Rule 501(a) under the Act. The registered holder further understands that this Warrant has not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the registered holder's investment intent as expressed herein.

               (b) Authority. The registered holder has full power and authority to enter into and to perform this Agreement in accordance with its terms. Any registered holder that is a corporation, partnership or trust represents that it has not been organized, reorganized or recapitalized specifically for the purpose of investing in the Company.

               (c) Experience. The registered holder has carefully reviewed the representations concerning the Company contained in this Warrant and has made detailed inquiry concerning the Company, its business and its personnel; the officers of the Company have made available to the registered holder any and all written information which it has requested and have answered to such registered holder's satisfaction all inquiries made by the registered holder; and the registered holder has sufficient knowledge and experience in finance and business that it is capable of evaluating the risks and merits of its investment in the Company and the registered holder is able financially to bear the risks thereof.

     18. MISCELLANEOUS. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of the Commonwealth of Massachusetts. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant is being executed as an instrument under seal. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     19. EXPIRATION; AUTOMATIC EXERCISE. The right to exercise this Warrant shall expire at 5:00 P.M., Boston time, on the later of (i) June 30, 2013 or
(ii) at such time as all principal and interest on the Notes (as defined in the Agreement) is paid in full. Notwithstanding the foregoing, this Warrant shall automatically be deemed to be exercised in full pursuant to the provisions of subsection 1.4 hereof, without any further action on behalf of the holder hereof, immediately prior to the time this Warrant would otherwise expire pursuant to the preceding sentence.

DATED: NOVEMBER 7, 2005                 WORLD ENERGY SOLUTIONS, INC.


                                        BY /s/ Richard Domaleski
                                           -------------------------------------
                                           RICHARD DOMALESKI,
                                           CHIEF EXECUTIVE OFFICER

            [Signature Page for Voting Common Stock Purchase Warrant]

                              FORM OF SUBSCRIPTION

                   (To be signed only on exercise of Warrant)

TO WORLD ENERGY SOLUTIONS, INC.

     The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise this Warrant for, and to purchase thereunder, ________ shares of Common Stock of WORLD ENERGY SOLUTIONS, INC. and herewith makes payment of $________ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to ________, whose address is ________.


Dated:                                  ----------------------------------------
       -----------------                (Signature must conform to name of
                                        holder as specified on the face of the
                                        Warrant)

                                        ----------------------------------------
                                        (Address)

                                   ----------

                               FORM OF ASSIGNMENT

                   (To be signed only on transfer of Warrant)

     For value received, the undersigned hereby sells, assigns, and transfers unto ________ the right represented by the within Warrant to purchase ________ shares of Common Stock of WORLD ENERGY SOLUTIONS, INC. to which the within Warrant relates, and appoints ______________________ Attorney to transfer such right on the books of WORLD ENERGY SOLUTIONS, INC. with full power of substitution in the premises.


Dated: November 7, 2005                 ----------------------------------------
                                        (Signature must conform to name of
                                        holder as specified on the face of the
                                        Warrant)

                                        ----------------------------------------
                                        (Address)

Signed in the presence of:


------------------------------------


                                       14